First Quarter 2025 Earnings Knight - Swift Transportation Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Q1 2025 Comparative Results 1,822 1,824 1Q24 1Q25 Total Revenue 0.1% 1,613 1,633 1Q24 1Q25 Revenue xFSC 1.2% 21 67 1Q24 1Q25 Operating Income 224.3% 51 87 1Q24 1Q25 Adj. Operating Inc. 1 68.2% 1Q24 1Q25 Net Income 20 45 1Q24 1Q25 Adj. Net Income 1 129.5% $0.19 1Q24 1Q25 Earnings Per Share $0.12 $0.28 1Q24 1Q25 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Adjustments • $19.6M in Q1 2025 and $18.5M in Q1 2024 of amortization expense from mergers and acquisitions • $28K of impairments in Q1 2025 and $4.0M in Q1 2024 • $0.3M and $1.6M estimate exposure for certain legal matters in Q1 2025 and Q1 2024, respectively • No severance expense in Q1 2025 and $6.8M in Q1 2024 133.3% Solid start to quarter before tariff concerns negatively impacted seasonality 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adj. NI / EPS uses normalized tax rate) 31 (3) ($0.02)

4 $1,048.1M $46.5M 95.6% ~15,800 irregular route and ~6,100 dedicated tractors $305.3M $17.7M 94.2% 173 service centers ~6,300 door count $141.6M $6.3M 95.5% Gross margin 18.1% $91.1M ($1.8M) 102.0% 622 tractors 12,546 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q1 2025 Revenue Diversification Q1 2025 Segment Overview Continued year-over-year improvements in TL while LTL grows into our expanded network OTR 45% / Dedicated 18% LTL 18% Truckload 63% Lo gis tic s 9 % Inte rmo dal 6% Other 4% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.6B2

5 (Dollars in millions) Revenue xFSC $1,048.1 $1,094.1 (4.2%) Operating income $44.6 $23.1 92.7 % Adjusted Operating Income 1 $46.5 $29.1 59.7 % Operating ratio 96.3% 98.2% (190 bps) Adjusted Operating Ratio 1 95.6% 97.3% (170 bps) Truckload Financial Metrics • Adjusted Operating Ratio improved 170 bps year-over-year, reflecting 100 bps improvement for U.S. Xpress and 200 bps improvement in legacy trucking • Cost per mile improved year-over-year for the third quarter in row • Miles per tractor improved 0.8% year-over-year as we drove productivity efforts and disposed of underutilized assets • U.S. Xpress achieved first quarterly operating profit post- acquisition even in difficult environment Average revenue per tractor $47,838 $46,927 1.9 % Average tractors 21,909 23,314 (6.0%) Average trailers 89,567 94,410 (5.1%) Miles per tractor 20,049 19,894 0.8 % Operating Performance - Truckload Modest improvements in truckload fundamentals drive income growth Q1 2025 Q1 2024 Change Truckload Operating Statistics Q1 2025 Q1 2024 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

6 Three Brands One Network One Operating System LTL shipments per day 23,349 18,800 24.2 % LTL weight per shipment 982 1,007 (2.5%) LTL revenue xFSC per hundredweight $18.48 $16.91 9.3 % LTL revenue xFSC per shipment $181.52 $170.40 6.5 % Operating Performance - Less-Than-Truckload Expanded network creating new opportunities and leading to strong shipment growth (Dollars in millions) Revenue xFSC $305.3 $241.0 26.7 % Operating income $12.7 $20.3 (37.4%) Adjusted Operating Income 1 $17.7 $24.2 (26.9%) Operating ratio 96.4% 92.8% 360 bps Adjusted Operating Ratio 1 94.2% 90.0% 420 bps LTL Financial Metrics LTL Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. ACT, MME, and DHE Locations Locations Added in Q1 2025 • Revenue xFSC increased 26.7% year-over-year driven by 24.2% shipment growth and 9.3% year-over-year increase in LTL Revenue xFSC per hundredweight • Added 7 locations and over 200 doors in Q1, continued expansion expected in 2025 at a slower pace than 2024 • Driving improved efficiencies in our expanded network Q1 2025 Q1 2024 Change Q1 2025 Q1 2024 Change

7 • 95.5% Adjusted Operating Ratio1 during the quarter, 160 bps improvement year-over-year • Revenue per load up 11.7% year-over-year with load count stable • Disciplined pricing strategy drove 130 bps improvement year- over-year in gross margin • Diligent in carrier qualification to provide higher value to customers • Leveraging our power-only capabilities to complement our asset business Operating Performance - Logistics Complementing our truckload business while creating value for our customers (Dollars in millions) Revenue ex intersegment $141.6 $126.7 11.8 % Operating income $5.1 $2.5 108.0 % Adjusted Operating Income 1 $6.3 $3.6 73.4 % Operating ratio 96.4% 98.0% (160 bps) Adjusted Operating Ratio 1 95.5% 97.1% (160 bps) Logistics Financial Metrics Revenue per load $1,956 $1,751 11.7 % Gross margin 18.1% 16.8% 130 bps Logistics Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Q1 2025 Q1 2024 Change Q1 2025 Q1 2024 Change

8 • Operating ratio improved 360 bps year-over-year • Load count up 4.6% year-over-year as we drive diversity and growth in our customer portfolio • Focused on growing our load count with disciplined pricing across a diverse group of customers • Improving network density to eliminate empty container repositioning and improve dray efficiencies Operating Performance - Intermodal Continued year-over-year improvements in revenue and margin (Dollars in millions) Revenue ex intersegment $91.1 $88.0 3.5 % Operating (loss) ($1.8) ($4.9) 63.1 % Operating ratio 102.0% 105.6% (360 bps) Intermodal Financial Metrics Average revenue per load $2,587 $2,615 (1.1%) Load count 35,211 33,647 4.6 % Average tractors 622 609 2.1 % Average containers 12,546 12,582 (0.3%) Intermodal Operating Statistics Q1 2025 Q1 2024 Change Q1 2025 Q1 2024 Change

9 • Revenue decline largely as a result of winding down our third-party insurance program at the end of Q1 2024 • Operating profit of $6.0M in Q1, $26.5M higher year-over- year driven by our warehousing and trailer leasing businesses and prior year period $19.5M operating loss associated with the third-party insurance business • All Other Segments includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Trailer leasing and warehousing operations providing value to our customers (Dollars in millions) Revenue $71.6 $85.1 (15.9%) Operating profit / (loss) $6.0 ($20.4) N/A All Other Financial Metrics Q1 2025 Q1 2024 Change

10 EPS Guidance Expect Adjusted EPS to be in the range of $0.30 - $0.38 in Q2 Truckload •Revenue xFSC up low single-digit % sequentially in Q2 with operating margins relatively stable sequentially •Revenue per mile fairly flat sequentially as contract rate improvement is offset by weakness in spot rates •Tractor count down low single-digit % sequentially in Q2 but offset by improvement in miles per tractor Guidance Assumptions Less-than- Truckload •Revenue, excluding fuel surcharge, growth between 25-30% year-over-year in Q2, driven by shipment count growth from our expanding network, the inclusion of DHE, and yield improvement •Adjusted OR improving sequentially in Q2, moving to the low 90's as shipment count growth improves optimization, efficiency, and costs absorption Logistics •Load count and operating margin fairly stable sequentially in Q2 •Revenue down low single-digit % sequentially in Q2 •Adjusted operating ratio remains fairly flat with first quarter levels Intermodal •All Other segments operating income, before including the $11.7M quarterly intangible amortization, approximately $8M to $12M in Q2. •Gain on sale to be in the range of $18M to $23M in Q2 •Net interest expense fairly stable sequentially in Q2 •Net cash capital expenditures for the full year 2025 expected range of $575M - $625M •Effective tax rate on our adjusted results of approximately 24.5% to 25.5% for the full year 2025 Other Areas

Appendix

12 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 2 (Unaudited) Quarter Ended March 31, 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 1,824,362 $ 1,822,467 Total operating expenses (1,757,699) (1,801,912) Operating income $ 66,663 $ 20,555 Operating ratio 96.3% 98.9 % Non-GAAP Presentation Total revenue $ 1,824,362 $ 1,822,467 Truckload and LTL fuel surcharge (191,399) (209,653) Revenue, excluding truckload and LTL fuel surcharge 1,632,963 1,612,814 Total operating expenses 1,757,699 1,801,912 Adjusted for: Truckload and LTL fuel surcharge (191,399) (209,653) Amortization of intangibles 3 (19,628) (18,543) Impairments 4 (28) (3,982) Legal accruals 5 (261) (1,563) Severance expense 6 — (6,846) Adjusted Operating Expenses 1,546,383 1,561,325 Adjusted Operating Income $ 86,580 $ 51,489 Adjusted Operating Ratio 94.7% 96.8 % Non-GAAP Reconciliation

13 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairment: • First quarter 2025 reflects non-cash impairments related to certain real property leases (within the Truckload segment). • First quarter 2024 reflects the non-cash impairment of building improvements and certain revenue equipment held for sale (within the Truckload segment and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2025 legal expense reflects the increased estimated exposure for accrued legal matters based on recent settlement agreements. • First quarter 2024 legal expense reflects the increased estimated exposures for an accrued legal matter based on a recent settlement agreement. 6 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. Non-GAAP Reconciliation

14 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7 For the first quarter of 2025, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the first quarter of 2024, an adjusted effective tax rate of 19.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2025 2024 (Dollars in thousands, except per share data) GAAP: Net income (loss) attributable to Knight-Swift $ 30,639 $ (2,635) Adjusted for: Income tax expense (benefit) attributable to Knight-Swift 10,303 (3,674) Income (loss) before income taxes attributable to Knight-Swift 40,942 (6,309) Amortization of intangibles 3 19,628 18,543 Impairments 4 28 3,982 Legal accruals 5 261 1,563 Severance expense 6 — 6,846 Adjusted income before income taxes 60,859 24,625 Provision for income tax expense at effective rate 7 (15,487) (4,851) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 45,372 $ 19,774 Non-GAAP Reconciliation

15 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2025 2024 GAAP: Earnings (loss) per diluted share $ 0.19 $ (0.02) Adjusted for: Income tax expense (benefit) attributable to Knight-Swift 0.06 (0.02) Income (loss) before income taxes attributable to Knight-Swift 0.25 (0.04) Amortization of intangibles 3 0.12 0.11 Impairments 4 — 0.02 Legal accruals 5 — 0.01 Severance expense 6 — 0.04 Adjusted income before income taxes 0.37 0.15 Provision for income tax expense at effective rate 7 (0.09) (0.03) Non-GAAP: Adjusted EPS $ 0.28 $ 0.12 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 For the first quarter of 2025, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the first quarter of 2024, an adjusted effective tax rate of 19.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. djusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Non-GAAP Reconciliation

16 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Truckload Segment 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 1,192,550 $ 1,263,015 Total operating expenses (1,147,950) (1,239,868) Operating income $ 44,600 $ 23,147 Operating ratio 96.3% 98.2 % Non-GAAP Presentation Total revenue $ 1,192,550 $ 1,263,015 Fuel surcharge (144,256) (168,521) Intersegment transactions (211) (443) Revenue, excluding fuel surcharge and intersegment transactions 1,048,083 1,094,051 Total operating expenses 1,147,950 1,239,868 Adjusted for: Fuel surcharge (144,256) (168,521) Intersegment transactions (211) (443) Amortization of intangibles 2 (1,775) (1,775) Impairments 3 (28) (3,099) Legal accruals 4 (82) — Severance 5 — (1,093) Adjusted Operating Expenses 1,001,598 1,064,937 Adjusted Operating Income $ 46,485 $ 29,114 Adjusted Operating Ratio 95.6% 97.3% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. Non-GAAP Reconciliation

17 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, LTL Segment 2 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 352,401 $ 282,122 Total operating expenses (339,707) (261,835) Operating income $ 12,694 $ 20,287 Operating ratio 96.4% 92.8 % Non-GAAP Presentation Total revenue $ 352,401 $ 282,122 Fuel surcharge (47,143) (41,132) Revenue, excluding fuel surcharge 305,258 240,990 Total operating expenses 339,707 261,835 Adjusted for: Fuel surcharge (47,143) (41,132) Amortization of intangibles 3 (5,027) (3,920) Adjusted Operating Expenses 287,537 216,783 Adjusted Operating Income $ 17,721 $ 24,207 Adjusted Operating Ratio 94.2% 90.0% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. Non-GAAP Reconciliation

18 Quarter Ended March 31, Logistics Segment 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 141,621 $ 126,729 Total operating expenses (136,478) (124,256) Operating income $ 5,143 $ 2,473 Operating ratio 96.4% 98.0 % Non-GAAP Presentation Revenue $ 141,621 $ 126,729 Total operating expenses 136,478 124,256 Adjusted for: Amortization of intangibles 2 (1,164) (1,164) Adjusted Operating Expenses 135,314 123,092 Adjusted Operating Income $ 6,307 $ 3,637 Adjusted Operating Ratio 95.5% 97.1 % Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Intermodal Segment 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 91,103 $ 87,985 Total operating expenses (92,915) (92,893) Operating loss $ (1,812) $ (4,908) Operating ratio 102.0% 105.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation